UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2024

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events
On October 22, 2024, Wolfspeed, Inc. (the “Company”), issued the first $250,000,000 tranche of its additional senior secured notes due 2030 (the “Senior Notes”) pursuant to (i) that certain Amended and Restated Indenture (the “A&R Indenture”), dated as of October 11, 2024, by and among the Company, Wolfspeed Germany GmbH, as subsidiary guarantor (the “Subsidiary Guarantor”), and U.S. Bank Trust Company, National Association, as the trustee (the “Trustee”) and collateral agent (the “Collateral Agent”) and (ii) that certain First Supplemental Indenture, dated as of October 22, 2024, by and among the Company, the Subsidiary Guarantor, the Trustee, and the Collateral Agent (the “Supplemental Indenture”). Subject to the fulfillment of certain conditions precedent, the Company can issue and sell an additional $500,000,000 of notes under the A&R Indenture.

The above description of the A&R Indenture, the Supplemental Indenture, and the Senior Notes are a summary and are not complete. A copy of the Supplemental Indenture will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2024, and copies of the A&R Indenture and the form of the certificate representing the Senior Notes were filed as Exhibits 10.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 15, 2024, the terms of which are incorporated by reference. The above summary is qualified by reference to the terms of the A&R Indenture, the Supplemental Indenture, and the Senior Notes set forth in such exhibits.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Neill P. Reynolds
Neill P. Reynolds
Executive Vice President and Chief Financial Officer

Date: October 22, 2024